Exhibit 32

OLD DOMINION ELECTRIC COOPERATIVE

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Old Dominion Electric Cooperative (the “Company”) on Form 10-K for the period ending December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert L. Kees, Interim President and Chief Executive Officer and Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 14, 2018

/s/ ROBERT L. KEES
Robert L. Kees
Interim President and Chief Executive Officer and Senior Vice President and Chief Financial Officer
(Principal executive officer and principal financial officer)